Annual


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                                                     DECEMBER 31, 2001


Report


TEMPLETON DEVELOPING
MARKETS TRUST



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FRANKLIN TEMPLETON INVESTMENTS

        THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


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MARK MOBIUS, PH.D.
PRESIDENT
TEMPLETON DEVELOPING
MARKETS TRUST

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.




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


SHAREHOLDER LETTER




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YOUR FUND'S GOAL: TEMPLETON DEVELOPING MARKETS TRUST SEEKS LONG-TERM CAPITAL
APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF DEVELOPING MARKET COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2001. During the year, most developing countries experienced a significant slowdown in economic output and subsequent stock market losses. Furthermore, the closure of U.S. financial markets following the September 11 terrorist attacks, and the ensuing U.S. economic fallout, contributed to greater volatility across all international markets, especially in Latin America.

Most Asian economies, including those of Hong Kong, South Korea, Thailand and Indonesia, had diminishing output and declines in annualized gross domestic product (GDP) throughout 2001. Although this translated into negative quarterly GDP figures for most of the region, South Korea's economy managed to grow at a 1.8% annualized rate in the third quarter of 2001, compared with an annualized GDP of 2.7% in the second quarter, mainly due to higher govern



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.




CONTENTS





Shareholder Letter ..................  1

Performance Summary ................. 10

Financial Highlights &
Statement of Investments ............ 14

Financial Statements ................ 25

Notes to
Financial Statements ................ 28

Independent
Auditors' Report .................... 32

Tax Designation ..................... 33

Trustees and Officers ............... 34





FUND CATEGORY
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Global
ment and consumer expenditure. Making significant economic news, China ended its 15-year quest and officially entered the World Trade Organization (WTO) on December 11. China's accession to the WTO may bring with it a wide scale of reforms that will further open its economy and lead to greater global integration and increased access for foreign investors. We believe China's entry may bode well for the nation's stock markets if subsequent reforms lead to greater transparency and protection for minority shareholders. The day after China's approval into the WTO, Taiwan's entry was also approved. In a move aimed at improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. In our view, another positive change was President Bush's granting permanent normal trade status to China with the U.S., which should further support Chinese businesses.

Elsewhere in the region, Thailand's constitutional court acquitted Prime Minister Thaksin Shinawatra of graft charges. This single event appeared to remove much of the political uncertainty that had hindered his administration since he took office and should now allow Thaksin to concentrate on implementing key reforms. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after the parliament voted to remove Abdurrahman Wahid. Thailand and Indonesia have undergone tremendous strains, both politically and economically, but we expect the new governments to work toward the swift implementation of key reforms in efforts to expedite recovery and attract foreign investment.

Most Latin American economies were negatively affected by the global economic slowdown. Also, the region experienced the contagion of Argentina's worsening recession and political upheaval resulting from failed reforms and the country's increasingly precarious debt position. In December 2001, the International Monetary Fund (IMF) refused to disburse additional loans to Argentina due to its noncompliance with the agreement signed one year earlier. These funds were critical for the country to keep servicing interest and principal on its outstanding debt, given that Argentina has reduced its presence in the voluntary financial markets since the end of 1999. Furthermore, the Argentine government partially froze bank accounts by temporarily limiting withdrawals and transfers in an attempt to prevent excessive outflows from the financial system. At year-end, Argentina's social unrest made headlines as the country struggled for political and economic stability.

With the Argentinean crisis contagion, energy rationing and a weakening currency, Brazilian GDP also slowed significantly, and grew just 0.5% annualized in 2001's third quarter. Brazilian presidential elections scheduled for 2002 may divert attention away from the implementation of much-needed reforms. However, over the long term, we believe Brazil is likely to continue working toward achieving economic recovery and attracting foreign investment. Weak export demand, particularly from the U.S., led to Mexico's -1.6% annualized GDP rate in the third quarter, the country's first such contraction in five years. When the U.S. economy recovers, we believe most Latin American economies are apt to rebound with it.

In Eastern Europe, aspirations of convergence to European Monetary Union (EMU) standards continued to push most markets to strive toward positive change, and Poland became a likely candidate for admission in 2004. However, in line with the global economic environment, Finance Minister Belka





GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/01

[GRAPHIC OMITTED]
Edgar Representation of Data Points Used in Printed Graphic as follows:
Asia                                           54.1%
Latin America                                  15.8%
Mid-East/Africa                                14.3%
Europe                                         13.3%
Short-Term Investments & Other Net Assets       2.5%
reduced Poland's 2002 GDP growth forecasts to 1.2%-1.5% from a previously optimistic estimate of 2.0%-2.5%. In line with that trend, Poland's third quarter 2001 GDP slowed to a 1.9% annualized rate, down significantly from its second quarter growth rate of 6.6%. Poland's 2001 elections saw the Democratic Left Alliance (SLD) emerge victorious. However, to gain a majority position the SLD formed a coalition government with the Polish Peasant Party (PSL) and the Labor Union (UP), which could lead to greater stability and greater power to implement policy changes. Although falling oil prices and a strengthening ruble hindered export trade and profitability, Russia's economy remained strong enough to pay US$2.7 billion in early debt repayment to the IMF during October and November 2001. Russian president Putin also sought significant economic reforms and signed various bills into law, including changes to the tax code as well as a reduction in the mandatory level of foreign exchange that exporters have to surrender, from 75% to 50%. After being passed by both the upper and lower houses of parliament, Putin signed a tax bill that is expected to cut profit tax to as little as 24%, down from a current rate of 35%. The Duma, or lower house, also approved new legislation designed to clamp down on money laundering. In Hungary, slowing demand for exports from the EMU and the U.S. caused third quarter 2001 Hungarian GDP growth to slow to a 3.7% annualized rate, compared with 4.0% in the second quarter and 4.4% in the first quarter. Elsewhere in developing Europe, Turkey secured an additional US$10 billion from the IMF during November. As part of its agreement, the nation announced spending cuts and measures aimed at increasing revenues.

In South Africa, the rand became quite undervalued, as much as -55% according to purchasing parity studies. As quoted in THE FINANCIAL TIMES, South Africa became the "cheapest country in the world" during 2001. In fact, THE ECONOMIST'S Big Mac Index showed that toward year-end the rand was about 61% undervalued compared with the U.S. dollar and 65% undervalued against the British pound. 1 South Africa now has the dubious privilege of being the only country in the world where a hamburger costs less than one U.S. dollar. At year-end, the rand was facing a confidence crisis. Even though Moody's(R), an independent credit rating agency, upgraded South Africa's credit standing in November, the rand continued to show weakness, and it is now possible that the country's central bank may take action to help support the currency. Despite expectations for some short-term volatility due to possible contagion from Argentina, we expect South Africa to continue attracting foreign investments because of its apparently sound judicial and regulatory structures, as well as the general adherence of the listed companies to accepted codes of corporate governance. We believe South Africa has excellent companies being sold at inexpensive prices. With the spiraling currency, we are able to buy these companies even more cheaply. In short, we believe that we were able to buy first world companies at third world prices in South Africa during the reporting period.



1. THE ECONOMIST'S Big Mac Index, in an attempt to make currency exchange-rate theory more digestible, was devised based on the theory of purchasing-power parity (PPP), or the notion that a dollar should buy the same amount in all countries. Over time, the exchange rate between two countries should move toward the rate that equalizes the prices of an identical basket of goods and services in each country. THE ECONOMIST'S "basket" is a McDonald's Big Mac hamburger, which is produced in about 120 countries. The Big Mac PPP is the exchange rate that would mean another country's hamburger costs the same as in America. By comparing a real exchange rate with PPP, we can determine if the currency is under- or overvalued.


TOP 10 COUNTRIES
12/31/01

                    % OF TOTAL
                    NET ASSETS
------------------------------

South Africa           13.2%

Taiwan                  9.0%

Hong Kong               7.9%

Mexico                  7.1%

Turkey                  7.0%

Brazil                  6.3%

South Korea             6.2%

Thailand                5.3%

China                   4.9%

Singapore               4.6%

TOP 10 EQUITY HOLDINGS
12/31/01

COMPANY
SECTOR/INDUSTRY,                            % OF TOTAL
COUNTRY                                     NET ASSETS
------------------------------------------------------

South African Breweries PLC                       3.4%
BEVERAGES, SOUTH AFRICA

Kimberly Clark de Mexico
SA de CV, A                                       2.8%
PAPER & FOREST PRODUCTS,
MEXICO

PT Telekomunikasi
Indonesia TBK, B                                  2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES, INDONESIA

Akbank                                            2.2%
BANKS, TURKEY

Samsung Electronics Co. Ltd.                      2.1%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, SOUTH KOREA

Banco Bradesco SA, pfd.                           1.9%
BANKS, BRAZIL

Centrais Eletricas Brasileiras
SA (Eletrobras), Ord. & B, pfd.                   1.9%
ELECTRIC UTILITIES, BRAZIL

Tupras-Turkiye Petrol
Rafineleri AS                                     1.9%
OIL & GAS, TURKEY

Polski Koncern Naftowy
Orlen SA                                          1.7%
OIL & GAS, POLAND

Fraser And Neave Ltd.                             1.6%
BEVERAGES, SINGAPORE





Within this challenging environment, Templeton Developing Markets Trust's Class A shares posted a -5.76% 12-month cumulative total return for the year ended December 31, 2001, as shown in the Performance Summary beginning on page 10. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free (MSCI(R) EMF) Index and S&P(R)/International Finance Corporation (IFC) Investable Composite Index, returned -2.37% and 1.77% during the same time. 2

During the 12 months under review, we made several changes to the Fund's portfolio. As we continued our search for value stocks, we increased exposure to China H (Hong Kong listed Chinese companies) and red chip (Hong Kong listed companies with significant exposure to China) shares during the reporting period. We believe that a great number of these China-related companies stand to benefit from China's accession into the WTO, especially if implementation of reforms accompanies its new trade status. Holdings in Taiwan also increased as we found solid stocks backed by superior technology selling at what we considered cheap prices. The technology crash and falling export demand for electronics, especially from the U.S., led share prices to correct substantially. At year-end we believed many of these stocks were trading below their intrinsic value. On the other hand, we sold our holdings in China's Shanghai market as stock prices exceeded our estimate of their fair value after experiencing substantial price rises earlier in 2001.





2. Source: Standard & Poor's Micropal. The unmanaged MSCI EMF Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland. The unmanaged S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Despite Asia's slower economic growth and exports, we expect the region to continue attracting foreign investment. We believe most Asian economies should continue to benefit if U.S. interest rates remain low, active reforms and restructuring take place and domestic demand is revived.

We increased our exposure to Russia as President Putin continued to implement key reforms and work toward improving market transparency. We also added Spain's Telefonica SA, which has extensive operations in Latin America, allowing the Fund to benefit from cheap valuations as well as good management, in our view. Similarly, we added Peruvian exposure to the portfolio as our search for value stocks continued. On the other hand, exposure to Mexico fell as we reduced holdings in companies that we believed might be impacted by the U.S. recession. We also sold Brazilian stocks as contagion from Argentina pushed Brazilian stock markets lower. And we completed divestment in Venezuela during the year under review, causing the Fund's overall Latin American exposure to fall from 25.0% of total net assets at the beginning of the year to just 15.8% by December 31, 2001. The Fund's relative exposure to South Africa also fell over the course of 2001, from 16.7% to 13.2% of total net assets, due to selective selling and the nation's weakening currency.

Within the top 10 holdings, Kimberly Clark (Mexico), Telekomunikasi (Indonesia), Tupras (Turkey), Polski Koncern Naftowy (Poland) and Fraser And Neave (Singapore) replaced South African companies Anglo American and Sasol, Mexican companies Banamex Accival and Cemex, and Hong Kong's Cheung Kong Holdings. At year-end, energy-related industries dominated the portfolio, followed by banks and brewers.

Despite the tragic events of September 11, we believe that the key reasons favoring emerging market investments are still intact going into 2002. In fact, as a result of the panic selling following September 11, we intensified our search for undervalued stocks. We find that many markets are exhibiting strong fundamentals and are at low levels when compared with their historical highs. As we search for bargains, we are focusing on companies that do not rely on exports to the U.S. but rather on their respective domestic economies for earnings and growth. Of course, if the whole world is in recession, there is no escaping the repercussions, but we will continue our efforts to search for viable companies that we believe have the potential to prosper in the long term.

Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 343.46% in the last 15 years, but has suffered 8 quarterly declines of more than 15% each during that time. 3 While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

The Fund's definition of "developing markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus. In addition, beginning July 31, 2002, the





3. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 12/31/01. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry.

Fund will invest, under normal market conditions, at least 80% of its net assets in "developing markets," as defined in the Fund's prospectus.

Thank you for investing in Templeton Developing Markets Trust. We appreciate your confidence and welcome your comments.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Developing Markets Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Past expense reductions by the Fund's manager increased the Fund's total returns. Without this reduction, the Fund's total return would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/01

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION


CLASS A                             CHANGE          12/31/01          12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.71           $9.88            $10.59
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                     $0.1026

CLASS B                             CHANGE          12/31/01          12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.67           $9.77            $10.44
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                     $0.0101

CLASS C                             CHANGE          12/31/01          12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.66           $9.73            $10.39
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                     $0.0014

ADVISOR CLASS                       CHANGE          12/31/01          12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.71           $9.84            $10.55
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                     $0.1398

               Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                      1-YEAR     5-YEAR      10-YEAR
---------------------------------------------------------------------------

Cumulative Total Return/1/                    -5.76%    -28.33%      +26.86%

Average Annual Total Return/2/               -11.21%     -7.55%       +1.80%

Value of $10,000 Investment/3/                $8,879     $6,754      $11,958



                                                                  INCEPTION
CLASS B                                                 1-YEAR     (1/1/99)
---------------------------------------------------------------------------

Cumulative Total Return/1/                               -6.32%       -4.82%

Average Annual Total Return/2/                          -10.06%       -2.62%

Value of $10,000 Investment/3/                           $8,994       $9,233



                                                                  INCEPTION
CLASS C                                      1-YEAR     5-YEAR     (5/1/95)
---------------------------------------------------------------------------

Cumulative Total Return/1/                    -6.34%    -30.76%      -14.39%

Average Annual Total Return/2/                -8.16%     -7.27%       -2.45%

Value of $10,000 Investment/3/                $9,184     $6,856       $8,477



ADVISOR CLASS/4/                               1-YEAR    5-YEAR      10-YEAR
---------------------------------------------------------------------------

Cumulative Total Return/1/                    -5.43%    -27.44%      +28.45%

Average Annual Total Return/2/                -5.43%     -6.21%       +2.54%

Value of $10,000 Investment/3/                $9,457     $7,256      $12,845


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


                                                     PERFORMANCE SUMMARY (CONT.)

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -27.44% and -6.21%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS A             12/31/01
----------------------------
1-Year               -11.21%
5-Year                -7.55%
10-Year               +1.80%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                          12/31/01
-----------------------------------------
1-Year                            -10.06%
Since Inception (1/1/99)           -2.62%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.





Class A (1/1/92-12/31/01)
[GRAPHIC OMITTED]
Edgar Representation of Data Points Used in Printed Graphic as follows:


              TEMPLETON       IFCI         MSCI           IFCI           MSCI
              DEVELOPING    INVESTABLE   EMERGING       INVESTABLE     EMERGING
                MARKETS    COMPOSITE   MARKETS FREE    COMPOSITE       MARKETS
               TRUST          INDEX                      INDEX/5/     FREE INDEX/5/
          --------------------------------------------------------------------
  01/01/92        $9,426      $10,000      $10,000
  01/31/92        $9,586      $11,246      $11,158          12.46%      11.58%
  02/29/92        $9,530      $11,533      $11,653           2.55%       4.44%
  03/31/92        $9,332      $11,473      $12,047          -0.52%       3.38%
  04/30/92        $9,436      $11,536      $11,964           0.55%      -0.69%
  05/31/92        $9,595      $11,467      $11,921          -0.60%      -0.36%
  06/30/92        $9,577      $10,289      $10,739         -10.27%      -9.92%
  07/31/92        $9,360      $10,266      $10,856          -0.22%       1.09%
  08/31/92        $9,106       $9,833      $10,350          -4.22%      -4.66%
  09/30/92        $9,003       $9,630      $10,385          -2.07%       0.34%
  10/31/92        $8,758      $10,059      $10,940           4.46%       5.35%
  11/30/92        $8,410       $9,994      $10,822          -0.65%      -1.08%
  12/31/92        $8,508      $10,327      $11,141           3.33%       2.94%
  01/31/93        $8,930      $10,282      $11,194          -0.43%       0.48%
  02/28/93        $9,708      $10,540      $11,382           2.51%       1.68%
  03/31/93        $9,559      $10,874      $11,759           3.17%       3.31%
  04/30/93       $10,012      $11,263      $12,029           3.57%       2.30%
  05/31/93       $10,561      $11,499      $12,365           2.10%       2.79%
  06/30/93       $10,869      $11,826      $12,732           2.84%       2.97%
  07/31/93       $10,831      $12,195      $13,068           3.12%       2.64%
  08/31/93       $11,785      $13,185      $14,171           8.12%       8.44%
  09/30/93       $12,247      $13,715      $14,690           4.02%       3.66%
  10/31/93       $12,748      $14,897      $16,008           8.62%       8.97%
  11/30/93       $13,404      $15,841      $16,717           6.34%       4.43%
  12/31/93       $14,845      $18,547      $19,480          17.08%      16.53%
  01/31/94       $15,147      $18,673      $19,834           0.68%       1.82%
  02/28/94       $14,816      $18,192      $19,481          -2.58%      -1.78%
  03/31/94       $14,220      $16,352      $17,718         -10.11%      -9.05%
  04/30/94       $13,653      $16,042      $17,364          -1.90%      -2.00%
  05/31/94       $13,643      $16,420      $17,958           2.36%       3.42%
  06/30/94       $13,418      $15,836      $17,462          -3.56%      -2.76%
  07/31/94       $13,888      $16,974      $18,548           7.19%       6.22%
  08/31/94       $14,699      $19,156      $20,850          12.85%      12.41%
  09/30/94       $14,836      $19,632      $21,088           2.49%       1.14%
  10/31/94       $14,494      $18,985      $20,708          -3.30%      -1.80%
  11/30/94       $13,976      $18,273      $19,631          -3.75%      -5.20%
  12/31/94       $13,571      $16,321      $18,055         -10.68%      -8.03%
  01/31/95       $12,803      $14,142      $16,134         -13.35%     -10.64%
  02/28/95       $12,762      $13,963      $15,721          -1.27%      -2.56%
  03/31/95       $12,905      $13,922      $15,822          -0.29%       0.64%
  04/30/95       $13,332      $14,507      $16,532           4.20%       4.49%
  05/31/95       $13,789      $15,055      $17,411           3.78%       5.32%
  06/30/95       $13,830      $15,143      $17,464           0.58%       0.30%
  07/31/95       $14,420      $15,624      $17,855           3.18%       2.24%
  08/31/95       $14,044      $15,204      $17,434          -2.69%      -2.36%
  09/30/95       $14,023      $15,088      $17,352          -0.76%      -0.47%
  10/31/95       $13,545      $14,519      $16,687          -3.77%      -3.83%
  11/30/95       $13,393      $14,447      $16,390          -0.50%      -1.78%
  12/31/95       $13,620      $14,950      $17,118           3.48%       4.44%
  01/31/96       $14,950      $16,223      $18,335           8.52%       7.11%
  02/29/96       $14,881      $15,847      $18,043          -2.32%      -1.59%
  03/31/96       $14,944      $16,075      $18,184           1.44%       0.78%
  04/30/96       $15,438      $16,725      $18,911           4.04%       4.00%
  05/31/96       $15,690      $16,577      $18,826          -0.88%      -0.45%
  06/30/96       $15,785      $16,771      $18,943           1.17%       0.62%
  07/31/96       $15,070      $15,671      $17,649          -6.56%      -6.83%
  08/31/96       $15,375      $16,155      $18,101           3.09%       2.56%
  09/30/96       $15,701      $16,395      $18,258           1.48%       0.87%
  10/31/96       $15,753      $16,042      $17,771          -2.15%      -2.67%
  11/30/96       $16,300      $16,279      $18,070           1.48%       1.68%
  12/31/96       $16,686      $16,351      $18,151           0.44%       0.45%
  01/31/97       $17,953      $17,507      $19,389           7.07%       6.82%
  02/28/97       $18,478      $18,361      $20,219           4.88%       4.28%
  03/31/97       $18,097      $17,910      $19,687          -2.46%      -2.63%
  04/30/97       $18,282      $17,607      $19,722          -1.69%       0.18%
  05/31/97       $19,229      $18,206      $20,286           3.40%       2.86%
  06/30/97       $20,046      $18,992      $21,372           4.32%       5.35%
  07/31/97       $20,895      $19,176      $21,690           0.97%       1.49%
  08/31/97       $19,066      $16,730      $18,931         -12.76%     -12.72%
  09/30/97       $20,122      $17,273      $19,455           3.25%       2.77%
  10/31/97       $16,322      $14,434      $16,263         -16.44%     -16.41%
  11/30/97       $15,244      $13,749      $15,669          -4.74%      -3.65%
  12/31/97       $15,115      $13,945      $16,047           1.42%       2.41%
  01/31/98       $13,783      $13,027      $14,789          -6.58%      -7.84%
  02/28/98       $15,220      $14,357      $16,333          10.21%      10.44%
  03/31/98       $15,925      $14,920      $17,042           3.92%       4.34%
  04/30/98       $15,984      $14,957      $16,856           0.25%      -1.09%
  05/31/98       $13,816      $13,092      $14,547         -12.47%     -13.70%
  06/30/98       $12,462      $11,754      $13,021         -10.22%     -10.49%
  07/31/98       $12,544      $12,222      $13,433           3.98%       3.17%
  08/31/98        $9,458       $8,786       $9,550         -28.11%     -28.91%
  09/30/98        $9,906       $9,204      $10,155           4.75%       6.34%
  10/31/98       $11,366      $10,269      $11,225          11.58%      10.53%
  11/30/98       $12,615      $11,043      $12,158           7.53%       8.32%
  12/31/98       $12,286      $10,877      $11,982          -1.50%      -1.45%
  01/31/99       $11,594      $10,614      $11,789          -2.42%      -1.61%
  02/28/99       $11,666      $10,803      $11,904           1.78%       0.97%
  03/31/99       $13,359      $12,063      $13,473          11.67%      13.18%
  04/30/99       $15,852      $13,708      $15,139          13.63%      12.37%
  05/31/99       $15,507      $13,462      $15,051          -1.79%      -0.58%
  06/30/99       $16,759      $14,930      $16,760          10.90%      11.35%
  07/31/99       $15,996      $14,716      $16,304          -1.43%      -2.72%
  08/31/99       $15,292      $14,875      $16,452           1.08%       0.91%
  09/30/99       $14,719      $14,462      $15,896          -2.78%      -3.38%
  10/31/99       $15,161      $14,707      $16,235           1.70%       2.13%
  11/30/99       $16,246      $16,030      $17,691           8.99%       8.97%
  12/31/99       $18,620      $18,178      $19,941          13.40%      12.72%
  01/31/00       $17,761      $18,176      $20,061          -0.01%       0.60%
  02/29/00       $17,105      $18,161      $20,326          -0.08%       1.32%
  03/31/00       $17,286      $18,423      $20,425           1.44%       0.49%
  04/30/00       $15,838      $16,516      $18,489         -10.35%      -9.48%
  05/31/00       $14,629      $16,082      $17,725          -2.63%      -4.13%
  06/30/00       $15,706      $16,535      $18,349           2.82%       3.52%
  07/31/00       $15,084      $15,738      $17,406          -4.82%      -5.14%
  08/31/00       $15,359      $15,801      $17,491           0.40%       0.49%
  09/30/00       $13,827      $14,389      $15,964          -8.94%      -8.73%
  10/31/00       $12,666      $13,224      $14,807          -8.09%      -7.25%
  11/30/00       $11,995      $12,057      $13,513          -8.83%      -8.74%
  12/31/00       $12,689      $12,406      $13,838           2.90%       2.41%
  01/31/01       $14,163      $13,999      $15,744          12.84%      13.77%
  02/28/01       $13,109      $12,921      $14,511          -7.70%      -7.83%
  03/31/01       $11,882      $11,808      $13,086          -8.62%      -9.82%
  04/30/01       $12,423      $12,507      $13,733           5.92%       4.94%
  05/31/01       $12,879      $12,886      $13,896           3.03%       1.19%
  06/30/01       $12,819      $12,652      $13,611          -1.81%      -2.05%
  07/31/01       $12,026      $11,788      $12,751          -6.83%      -6.32%
  08/31/01       $12,050      $11,628      $12,625          -1.36%      -0.99%
  09/30/01       $10,500       $9,826      $10,670         -15.50%     -15.48%
  10/31/01       $10,813      $10,435      $11,333           6.20%       6.21%
  11/30/01       $11,474      $11,658      $12,516          11.72%      10.44%
  12/31/01       $11,958      $12,626      $13,510           8.31%       7.94%





Class B (1/1/99-12/31/01)
[GRAPHIC OMITTED]
Edgar Representation of Data Points Used in Printed Graphic as follows:


           TEMPLETON        IFCI          MSCI EMERGING  IFCI             MSCI
      DEVELOPING MARKETS    INVESTABLE    MARKETS FREE   INVESTABLE       EMERGING
        TRUST - CLASS B     COMPOSITE                    COMPOSITE        MARKETS
                            INDEX                        INDEX /5/        FREE/5/
      -------------------------------------------------------------------------------
  01/01/99       $10,000          $10,000        $10,000
  01/31/99        $9,417           $9,765         $9,844           -2.35%      -1.56%
  02/28/99        $9,476           $9,939         $9,939            1.78%       0.97%
  03/31/99       $10,835          $11,099        $11,250           11.67%      13.18%
  04/30/99       $12,854          $12,611        $12,641           13.63%      12.37%
  05/31/99       $12,563          $12,386        $12,568           -1.79%      -0.58%
  06/30/99       $13,573          $13,736        $13,994           10.90%      11.35%
  07/31/99       $12,942          $13,539        $13,614           -1.43%      -2.72%
  08/31/99       $12,369          $13,686        $13,737            1.08%       0.91%
  09/30/99       $11,893          $13,305        $13,273           -2.78%      -3.38%
  10/31/99       $12,233          $13,531        $13,556            1.70%       2.13%
  11/30/99       $13,107          $14,748        $14,772            8.99%       8.97%
  12/31/99       $15,019          $16,724        $16,651           13.40%      12.72%
  01/31/00       $14,311          $16,722        $16,751           -0.01%       0.60%
  02/29/00       $13,777          $16,709        $16,972           -0.08%       1.32%
  03/31/00       $13,916          $16,949        $17,055            1.44%       0.49%
  04/30/00       $12,739          $15,195        $15,438          -10.35%      -9.48%
  05/31/00       $11,756          $14,796        $14,801           -2.63%      -4.13%
  06/30/00       $12,622          $15,213        $15,322            2.82%       3.52%
  07/31/00       $12,116          $14,480        $14,534           -4.82%      -5.14%
  08/31/00       $12,330          $14,537        $14,605            0.40%       0.49%
  09/30/00       $11,094          $13,238        $13,330           -8.94%      -8.73%
  10/31/00       $10,160          $12,167        $12,364           -8.09%      -7.25%
  11/30/00        $9,615          $11,093        $11,283           -8.83%      -8.74%
  12/31/00       $10,160          $11,414        $11,555            2.90%       2.41%
  01/31/01       $11,347          $12,880        $13,146           12.84%      13.77%
  02/28/01       $10,481          $11,888        $12,117           -7.70%      -7.83%
  03/31/01        $9,498          $10,863        $10,927           -8.62%      -9.82%
  04/30/01        $9,926          $11,506        $11,467            5.92%       4.94%
  05/31/01       $10,286          $11,855        $11,603            3.03%       1.19%
  06/30/01       $10,228          $11,640        $11,365           -1.81%      -2.05%
  07/31/01        $9,595          $10,845        $10,647           -6.83%      -6.32%
  08/31/01        $9,605          $10,698        $10,542           -1.36%      -0.99%
  09/30/01        $8,369           $9,040         $8,910          -15.50%     -15.48%
  10/31/01        $8,613           $9,600         $9,463            6.20%       6.21%
  11/30/01        $9,138          $10,725        $10,451           11.72%      10.44%
  12/31/01        $9,233          $11,617        $11,281            8.31%       7.94%


Past performance does not guarantee future results.

Class C (5/1/95-12/31/01)
[GRAPHIC OMITTED]
Edgar Representation of Data Points Used in Printed Graphic as follows:

            TEMPLETON      IFCI        MSCI        IFCI        MSCI
            DEVELOPING   INVESTABLE   EMERGING  INVESTABLE   EMERGING
             MARKETS     COMPOSITE    MARKETS    COMPOSITE    MARKETS
             TRUST        INDEX       FREE        INDEX/5/    FREE /5/
             -----------------------------------------------------------
  05/01/95     $9,902        $10,000    $10,000
  05/31/95     $10,242       $10,367    $10,516       3.67%       5.16%
  06/30/95     $10,265       $10,427    $10,548       0.58%       0.30%
  07/31/95     $10,695       $10,759    $10,784       3.18%       2.24%
  08/31/95     $10,408       $10,469    $10,529      -2.69%      -2.36%
  09/30/95     $10,385       $10,390    $10,480      -0.76%      -0.47%
  10/31/95     $10,015        $9,998    $10,078      -3.77%      -3.83%
  11/30/95      $9,909        $9,948     $9,899      -0.50%      -1.78%
  12/31/95     $10,070       $10,294    $10,339       3.48%       4.44%
  01/31/96     $11,042       $11,171    $11,074       8.52%       7.11%
  02/29/96     $10,983       $10,912    $10,898      -2.32%      -1.59%
  03/31/96     $11,022       $11,069    $10,983       1.44%       0.78%
  04/30/96     $11,381       $11,516    $11,422       4.04%       4.00%
  05/31/96     $11,561       $11,415    $11,370      -0.88%      -0.45%
  06/30/96     $11,623       $11,549    $11,441       1.17%       0.62%
  07/31/96     $11,085       $10,791    $10,660      -6.56%      -6.83%
  08/31/96     $11,311       $11,125    $10,932       3.09%       2.56%
  09/30/96     $11,538       $11,289    $11,028       1.48%       0.87%
  10/31/96     $11,577       $11,046    $10,733      -2.15%      -2.67%
  11/30/96     $11,967       $11,210    $10,913       1.48%       1.68%
  12/31/96     $12,244       $11,259    $10,963       0.44%       0.45%
  01/31/97     $13,166       $12,055    $11,710       7.07%       6.82%
  02/28/97     $13,538       $12,644    $12,211       4.88%       4.28%
  03/31/97     $13,256       $12,333    $11,890      -2.46%      -2.63%
  04/30/97     $13,377       $12,124    $11,912      -1.69%       0.18%
  05/31/97     $14,062       $12,536    $12,252       3.40%       2.86%
  06/30/97     $14,650       $13,078    $12,908       4.32%       5.35%
  07/31/97     $15,271       $13,205    $13,100       0.97%       1.49%
  08/31/97     $13,917       $11,520    $11,434     -12.76%     -12.72%
  09/30/97     $14,682       $11,894    $11,751       3.25%       2.77%
  10/31/97     $11,902        $9,939     $9,822     -16.44%     -16.41%
  11/30/97     $11,112        $9,468     $9,464      -4.74%      -3.65%
  12/31/97     $11,007        $9,602     $9,692       1.42%       2.41%
  01/31/98     $10,036        $8,970     $8,932      -6.58%      -7.84%
  02/28/98     $11,076        $9,886     $9,864      10.21%      10.44%
  03/31/98     $11,577       $10,274    $10,293       3.92%       4.34%
  04/30/98     $11,612       $10,299    $10,180       0.25%      -1.09%
  05/31/98     $10,043        $9,015     $8,786     -12.47%     -13.70%
  06/30/98      $9,056        $8,094     $7,864     -10.22%     -10.49%
  07/31/98      $9,099        $8,416     $8,113       3.98%       3.17%
  08/31/98      $6,854        $6,050     $5,768     -28.11%     -28.91%
  09/30/98      $7,184        $6,338     $6,133       4.75%       6.34%
  10/31/98      $8,241        $7,071     $6,779      11.58%      10.53%
  11/30/98      $9,134        $7,604     $7,343       7.53%       8.32%
  12/31/98      $8,894        $7,490     $7,237      -1.50%      -1.45%
  01/31/99      $8,389        $7,309     $7,120      -2.42%      -1.61%
  02/28/99      $8,432        $7,439     $7,189       1.78%       0.97%
  03/31/99      $9,652        $8,307     $8,137      11.67%      13.18%
  04/30/99     $11,455        $9,439     $9,144      13.63%      12.37%
  05/31/99     $11,185        $9,270     $9,091      -1.79%      -0.58%
  06/30/99     $12,091       $10,281    $10,122      10.90%      11.35%
  07/31/99     $11,525       $10,134     $9,847      -1.43%      -2.72%
  08/31/99     $11,011       $10,243     $9,937       1.08%       0.91%
  09/30/99     $10,593        $9,958     $9,601      -2.78%      -3.38%
  10/31/99     $10,906       $10,127     $9,805       1.70%       2.13%
  11/30/99     $11,682       $11,038    $10,685       8.99%       8.97%
  12/31/99     $13,380       $12,517    $12,044      13.40%      12.72%
  01/31/00     $12,753       $12,516    $12,116      -0.01%       0.60%
  02/29/00     $12,274       $12,506    $12,276      -0.08%       1.32%
  03/31/00     $12,405       $12,686    $12,336       1.44%       0.49%
  04/30/00     $11,351       $11,373    $11,167     -10.35%      -9.48%
  05/31/00     $10,480       $11,074    $10,706      -2.63%      -4.13%
  06/30/00     $11,246       $11,386    $11,082       2.82%       3.52%
  07/31/00     $10,793       $10,837    $10,513      -4.82%      -5.14%
  08/31/00     $10,993       $10,881    $10,564       0.40%       0.49%
  09/30/00      $9,887        $9,908     $9,642      -8.94%      -8.73%
  10/31/00      $9,051        $9,106     $8,943      -8.09%      -7.25%
  11/30/00      $8,572        $8,302     $8,161      -8.83%      -8.74%
  12/31/00      $9,051        $8,543     $8,358       2.90%       2.41%
  01/31/01     $10,105        $9,640     $9,509      12.84%      13.77%
  02/28/01      $9,347        $8,898     $8,764      -7.70%      -7.83%
  03/31/01      $8,467        $8,131     $7,904      -8.62%      -9.82%
  04/30/01      $8,851        $8,612     $8,294       5.92%       4.94%
  05/31/01      $9,164        $8,873     $8,393       3.03%       1.19%
  06/30/01      $9,121        $8,712     $8,221      -1.81%      -2.05%
  07/31/01      $8,546        $8,117     $7,701      -6.83%      -6.32%
  08/31/01      $8,563        $8,007     $7,625      -1.36%      -0.99%
  09/30/01      $7,457        $6,766     $6,445     -15.50%     -15.48%
  10/31/01      $7,675        $7,185     $6,845       6.20%       6.21%
  11/30/01      $8,145        $8,027     $7,559      11.72%      10.44%
  12/31/01      $8,477        $8,695     $8,160       8.31%       7.94%


Advisor Class (1/1/92-12/31/01)/6/
[GRAPHIC OMITTED]
Edgar Representation of Data Points Used in Printed Graphic as follows:


              TEMPLETON           IFCI        MSCI EMERGING        IFC         MSCI
          DEVELOPING MARKETS   INVESTABLE     MARKETS FREE     INVESTABLE    EMERGING
           TRUST - ADVISOR     COMPOSITE                        COMPOSITE     MARKETS
               CLASS             INDEX                            INDEX /5/    FREE/5/
               -------------------------------------------------------------------------
  01/01/92           $10,000          $10,000        $10,000
  01/31/92           $10,170          $11,246        $11,158          12.46%      11.58%
  02/29/92           $10,110          $11,533        $11,653           2.55%       4.44%
  03/31/92            $9,900          $11,473        $12,047          -0.52%       3.38%
  04/30/92           $10,010          $11,536        $11,964           0.55%      -0.69%
  05/31/92           $10,180          $11,467        $11,921          -0.60%      -0.36%
  06/30/92           $10,160          $10,289        $10,739         -10.27%      -9.92%
  07/31/92            $9,930          $10,266        $10,856          -0.22%       1.09%
  08/31/92            $9,661           $9,833        $10,350          -4.22%      -4.66%
  09/30/92            $9,551           $9,630        $10,385          -2.07%       0.34%
  10/31/92            $9,291          $10,059        $10,940           4.46%       5.35%
  11/30/92            $8,922           $9,994        $10,822          -0.65%      -1.08%
  12/31/92            $9,025          $10,327        $11,141           3.33%       2.94%
  01/31/93            $9,474          $10,282        $11,194          -0.43%       0.48%
  02/28/93           $10,299          $10,540        $11,382           2.51%       1.68%
  03/31/93           $10,141          $10,874        $11,759           3.17%       3.31%
  04/30/93           $10,621          $11,263        $12,029           3.57%       2.30%
  05/31/93           $11,204          $11,499        $12,365           2.10%       2.79%
  06/30/93           $11,531          $11,826        $12,732           2.84%       2.97%
  07/31/93           $11,490          $12,195        $13,068           3.12%       2.64%
  08/31/93           $12,502          $13,185        $14,171           8.12%       8.44%
  09/30/93           $12,993          $13,715        $14,690           4.02%       3.66%
  10/31/93           $13,525          $14,897        $16,008           8.62%       8.97%
  11/30/93           $14,220          $15,841        $16,717           6.34%       4.43%
  12/31/93           $15,749          $18,547        $19,480          17.08%      16.53%
  01/31/94           $16,069          $18,673        $19,834           0.68%       1.82%
  02/28/94           $15,718          $18,192        $19,481          -2.58%      -1.78%
  03/31/94           $15,086          $16,352        $17,718         -10.11%      -9.05%
  04/30/94           $14,484          $16,042        $17,364          -1.90%      -2.00%
  05/31/94           $14,474          $16,420        $17,958           2.36%       3.42%
  06/30/94           $14,235          $15,836        $17,462          -3.56%      -2.76%
  07/31/94           $14,733          $16,974        $18,548           7.19%       6.22%
  08/31/94           $15,594          $19,156        $20,850          12.85%      12.41%
  09/30/94           $15,739          $19,632        $21,088           2.49%       1.14%
  10/31/94           $15,376          $18,985        $20,708          -3.30%      -1.80%
  11/30/94           $14,826          $18,273        $19,631          -3.75%      -5.20%
  12/31/94           $14,397          $16,321        $18,055         -10.68%      -8.03%
  01/31/95           $13,582          $14,142        $16,134         -13.35%     -10.64%
  02/28/95           $13,539          $13,963        $15,721          -1.27%      -2.56%
  03/31/95           $13,690          $13,922        $15,822          -0.29%       0.64%
  04/30/95           $14,143          $14,507        $16,532           4.20%       4.49%
  05/31/95           $14,629          $15,055        $17,411           3.78%       5.32%
  06/30/95           $14,672          $15,143        $17,464           0.58%       0.30%
  07/31/95           $15,298          $15,624        $17,855           3.18%       2.24%
  08/31/95           $14,898          $15,204        $17,434          -2.69%      -2.36%
  09/30/95           $14,877          $15,088        $17,352          -0.76%      -0.47%
  10/31/95           $14,370          $14,519        $16,687          -3.77%      -3.83%
  11/30/95           $14,208          $14,447        $16,390          -0.50%      -1.78%
  12/31/95           $14,449          $14,950        $17,118           3.48%       4.44%
  01/31/96           $15,860          $16,223        $18,335           8.52%       7.11%
  02/29/96           $15,787          $15,847        $18,043          -2.32%      -1.59%
  03/31/96           $15,854          $16,075        $18,184           1.44%       0.78%
  04/30/96           $16,378          $16,725        $18,911           4.04%       4.00%
  05/31/96           $16,645          $16,577        $18,826          -0.88%      -0.45%
  06/30/96           $16,746          $16,771        $18,943           1.17%       0.62%
  07/31/96           $15,987          $15,671        $17,649          -6.56%      -6.83%
  08/31/96           $16,311          $16,155        $18,101           3.09%       2.56%
  09/30/96           $16,656          $16,395        $18,258           1.48%       0.87%
  10/31/96           $16,712          $16,042        $17,771          -2.15%      -2.67%
  11/30/96           $17,292          $16,279        $18,070           1.48%       1.68%
  12/31/96           $17,701          $16,351        $18,151           0.44%       0.45%
  01/31/97           $19,046          $17,507        $19,389           7.07%       6.82%
  02/28/97           $19,603          $18,361        $20,219           4.88%       4.28%
  03/31/97           $19,210          $17,910        $19,687          -2.46%      -2.63%
  04/30/97           $19,406          $17,607        $19,722          -1.69%       0.18%
  05/31/97           $20,411          $18,206        $20,286           3.40%       2.86%
  06/30/97           $21,289          $18,992        $21,372           4.32%       5.35%
  07/31/97           $22,190          $19,176        $21,690           0.97%       1.49%
  08/31/97           $20,250          $16,730        $18,931         -12.76%     -12.72%
  09/30/97           $21,382          $17,273        $19,455           3.25%       2.77%
  10/31/97           $17,350          $14,434        $16,263         -16.44%     -16.41%
  11/30/97           $16,207          $13,749        $15,669          -4.74%      -3.65%
  12/31/97           $16,076          $13,945        $16,047           1.42%       2.41%
  01/31/98           $14,659          $13,027        $14,789          -6.58%      -7.84%
  02/28/98           $16,188          $14,357        $16,333          10.21%      10.44%
  03/31/98           $16,951          $14,920        $17,042           3.92%       4.34%
  04/30/98           $17,001          $14,957        $16,856           0.25%      -1.09%
  05/31/98           $14,706          $13,092        $14,547         -12.47%     -13.70%
  06/30/98           $13,265          $11,754        $13,021         -10.22%     -10.49%
  07/31/98           $13,352          $12,222        $13,433           3.98%       3.17%
  08/31/98           $10,068           $8,786         $9,550         -28.11%     -28.91%
  09/30/98           $10,557           $9,204        $10,155           4.75%       6.34%
  10/31/98           $12,124          $10,269        $11,225          11.58%      10.53%
  11/30/98           $13,453          $11,043        $12,158           7.53%       8.32%
  12/31/98           $13,107          $10,877        $11,982          -1.50%      -1.45%
  01/31/99           $12,368          $10,614        $11,789          -2.42%      -1.61%
  02/28/99           $12,444          $10,803        $11,904           1.78%       0.97%
  03/31/99           $14,255          $12,063        $13,473          11.67%      13.18%
  04/30/99           $16,919          $13,708        $15,139          13.63%      12.37%
  05/31/99           $16,562          $13,462        $15,051          -1.79%      -0.58%
  06/30/99           $17,901          $14,930        $16,760          10.90%      11.35%
  07/31/99           $17,085          $14,716        $16,304          -1.43%      -2.72%
  08/31/99           $16,333          $14,875        $16,452           1.08%       0.91%
  09/30/99           $15,734          $14,462        $15,896          -2.78%      -3.38%
  10/31/99           $16,193          $14,707        $16,235           1.70%       2.13%
  11/30/99           $17,366          $16,030        $17,691           8.99%       8.97%
  12/31/99           $19,916          $18,178        $19,941          13.40%      12.72%
  01/31/00           $18,998          $18,176        $20,061          -0.01%       0.60%
  02/29/00           $18,296          $18,161        $20,326          -0.08%       1.32%
  03/31/00           $18,499          $18,423        $20,425           1.44%       0.49%
  04/30/00           $16,947          $16,516        $18,489         -10.35%      -9.48%
  05/31/00           $15,664          $16,082        $17,725          -2.63%      -4.13%
  06/30/00           $16,818          $16,535        $18,349           2.82%       3.52%
  07/31/00           $16,164          $15,738        $17,406          -4.82%      -5.14%
  08/31/00           $16,472          $15,801        $17,491           0.40%       0.49%
  09/30/00           $14,817          $14,389        $15,964          -8.94%      -8.73%
  10/31/00           $13,585          $13,224        $14,807          -8.09%      -7.25%
  11/30/00           $12,867          $12,057        $13,513          -8.83%      -8.74%
  12/31/00           $13,609          $12,406        $13,838           2.90%       2.41%
  01/31/01           $15,209          $13,999        $15,744          12.84%      13.77%
  02/28/01           $14,061          $12,921        $14,511          -7.70%      -7.83%
  03/31/01           $12,753          $11,808        $13,086          -8.62%      -9.82%
  04/30/01           $13,348          $12,507        $13,733           5.92%       4.94%
  05/31/01           $13,839          $12,886        $13,896           3.03%       1.19%
  06/30/01           $13,775          $12,652        $13,611          -1.81%      -2.05%
  07/31/01           $12,921          $11,788        $12,751          -6.83%      -6.32%
  08/31/01           $12,947          $11,628        $12,625          -1.36%      -0.99%
  09/30/01           $11,291           $9,826        $10,670         -15.50%     -15.48%
  10/31/01           $11,628          $10,435        $11,333           6.20%       6.21%
  11/30/01           $12,352          $11,658        $12,516          11.72%      10.44%
  12/31/01           $12,845          $12,626        $13,510           8.31%       7.94%


5. Source: Standard & Poor's Micropal. The MSCI EMF Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland. The S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


                                                     PERFORMANCE SUMMARY (CONT.)


AVERAGE ANNUAL TOTAL RETURN

CLASS C                            12/31/01
-------------------------------------------
1-Year                               -8.16%
5-Year                               -7.27%
Since Inception (5/1/95)             -2.45%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS/6/                    12/31/01
-------------------------------------------
1-Year                               -5.43%
5-Year                               -6.21%
10-Year                              +2.54%


Past performance does not guarantee future results.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights


                                                                               CLASS A
                                                         ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------
                                                            2001      2000         1999       1998        1997
                                                         ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $10.59      $15.61      $10.30     $12.94      $15.40
                                                         ----------------------------------------------------------
Income from investment operations:
 Net investment income .................................        .11         .07         .06        .17         .16
 Net realized and unrealized gains (losses) ............       (.72)      (5.03)       5.25      (2.57)      (1.62)
                                                         ----------------------------------------------------------
Total from investment operations .......................       (.61)      (4.96)       5.31      (2.40)      (1.46)
Less distributions from:
 Net investment income .................................       (.10)       (.06)         --       (.19)       (.16)
 Net realized gains ....................................         --          --          --       (.05)       (.84)
                                                         ----------------------------------------------------------
Total distributions ....................................       (.10)       (.06)         --       (.24)      (1.00)
Net asset value, end of year ...........................      $9.88      $10.59      $15.61     $10.30      $12.94
                                                         ==========================================================
Total return* ..........................................    (5.76)%    (31.85)%      51.55%   (18.72)%     (9.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $1,221,011  $1,507,936  $2,958,324 $2,172,954  $3,444,029
Ratios to average net assets:
 Expenses ..............................................       2.21%      2.09%       2.02%      2.11%       1.96%
 Net investment income .................................       1.07%       .56%        .45%      1.40%        .99%
Portfolio turnover rate ................................      61.45%     69.37%      45.82%     37.51%      30.06%



*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)


                                                                                         CLASS B
                                                                              -------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 2001           2000         1999+
                                                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................    $10.44         $15.47        $10.30
                                                                              -------------------------------------
Income from investment operations:
 Net investment income (loss) .............................................       .04           (.02)         (.06)
 Net realized and unrealized gains (losses) ...............................      (.70)         (4.98)         5.23
                                                                              -------------------------------------
Total from investment operations ..........................................      (.66)         (5.00)         5.17
Less distributions from net investment income .............................      (.01)          (.03)           --
                                                                              -------------------------------------
Net asset value, end of year ..............................................     $9.77         $10.44        $15.47
                                                                              =====================================
Total return* .............................................................   (6.32)%       (32.36)%        50.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................   $11,027        $11,508       $13,862
Ratios to average net assets:
 Expenses .................................................................     2.86%          2.77%         2.76%
 Net investment income (loss) .............................................      .42%         (.13)%        (.47)%
Portfolio turnover rate ...................................................    61.45%         69.37%        45.82%



*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)


                                                                               CLASS C
                                                          --------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------
                                                             2001       2000      1999     1998      1997
                                                          --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................    $10.39     $15.36    $10.21    $12.81    $15.27
                                                          --------------------------------------------------
Income from investment operations:
 Net investment income (loss) ..........................       .04       (.01)     (.03)      .07       .09
 Net realized and unrealized gains (losses) ............      (.70)     (4.96)     5.18     (2.51)    (1.64)
                                                          --------------------------------------------------
Total from investment operations .......................      (.66)     (4.97)     5.15     (2.44)    (1.55)
Less distributions from:
 Net investment income .................................        --**       --        --      (.11)     (.07)
 Net realized gains ....................................        --         --        --      (.05)     (.84)
                                                          --------------------------------------------------
Total distributions ....................................        --         --        --      (.16)     (.91)
Net asset value, end of year ...........................     $9.73     $10.39    $15.36    $10.21    $12.81
                                                          ==================================================
Total return* ..........................................   (6.34)%   (32.36)%    50.44%  (19.20)%  (10.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $139,099   $188,379  $385,584  $294,588  $402,542
Ratios to average net assets:
 Expenses ..............................................     2.86%      2.76%     2.73%     2.78%     2.69%
 Net investment income (loss) ..........................      .43%     (.11)%    (.26)%      .76%      .21%
Portfolio turnover rate ................................    61.45%     69.37%    45.82%    37.51%    30.06%



*Total return does not reflect sales commissions or the contingent deferred sales charge.
**Actual distribution from net investment income was $.001.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)


                                                                          ADVISOR CLASS
                                                          -----------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2001     2000      1999     1998      1997+
                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $10.55    $15.62    $10.28   $12.93   $15.43
                                                          -----------------------------------------------
Income from investment operations:
 Net investment income .................................      .14       .11       .09      .23      .17
 Net realized and unrealized gains (losses) ............     (.71)    (5.03)     5.25    (2.60)   (1.63)
                                                          -----------------------------------------------
Total from investment operations .......................     (.57)    (4.92)     5.34    (2.37)   (1.46)
Less distributions from:
 Net investment income .................................     (.14)     (.15)       --     (.23)    (.20)
 Net realized gains ....................................       --        --        --     (.05)    (.84)
                                                          -----------------------------------------------
Total distributions ....................................     (.14)     (.15)       --     (.28)   (1.04)
Net asset value, end of year ...........................    $9.84    $10.55    $15.62   $10.28   $12.93
                                                          ===============================================
Total return* ..........................................  (5.43)%  (31.67)%    51.95% (18.47)%  (9.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $81,320  $115,144  $190,341 $115,494  $98,101
Ratios to average net assets:
 Expenses ..............................................    1.87%     1.77%     1.74%    1.78%    1.69%**
 Net investment income .................................    1.40%      .88%      .72%    1.82%    1.04%**
Portfolio turnover rate ................................   61.45%    69.37%    45.82%   37.51%   30.06%


*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to December 31, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001



                                                                 INDUSTRY                  SHARES              VALUE
    --------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.5%
     ARGENTINA 1.7%
    *BBVA Banco Frances SA, ADR .................                Banks                       371,150         $ 2,442,167
    *Grupo Financiero Galicia SA, ADR ...........                Banks                       150,990             481,658
    *Molinos Rio de la Plata SA, B ..............            Food Products                 6,081,985          11,555,771
     Perez Companc SA, B, ADR ...................              Oil & Gas                      79,900             997,951
     Quilmes Industrial SA, ADR, pfd. ...........              Beverages                     782,105           9,353,976
                                                                                                             -----------
                                                                                                              24,831,523
                                                                                                             -----------
     AUSTRIA 2.7%
     BBAG Oesterreichische Brau-Beteiligungs AG .              Beverages                      75,332           2,683,026
     Erste Bank Der Oester Sparkassen AG ........                Banks                       212,947          11,319,606
     Mayr-Melnhof Karton AG .....................       Containers & Packaging                89,708           4,246,211
     OMV AG .....................................              Oil & Gas                     247,250          20,720,664
                                                                                                             -----------
                                                                                                              38,969,507
                                                                                                             -----------
     BRAZIL 6.3%
     Aracruz Celulose SA, ADR ...................       Paper & Forest Products               82,730           1,504,032
     Banco Bradesco SA, pfd. ....................                Banks                 5,180,040,992          28,024,436
     Centrais Eletricas Brasileiras
      SA (Eletrobras) ...........................          Electric Utilities            987,883,000          14,237,824
     Centrais Eletricas Brasileiras SA
      (Eletrobras), B, pfd. .....................          Electric Utilities            967,345,470          13,062,617
     Cia de Bebidas Das Americas
      (Ambev), ADR, pfd. ........................              Beverages                  35,520,000           7,317,688
     Cia Vale do Rio Doce, A, pfd. ..............           Metals & Mining                   25,000             581,043
     Companhia Paranaense
      de Energia-Copel, B, pfd. .................          Electric Utilities            898,971,000           6,536,553
    +Duratex SA, pfd. ...........................          Building Products             494,236,824          10,139,288
     Embraer-Empresa Brasileira
      de Aeronautica SA .........................         Aerospace & Defense                281,000           1,521,450
     Embraer-Empresa Brasileira de
      Aeronautica SA, ADR .......................         Aerospace & Defense                161,800           3,580,634
     Petroleo Brasileiro SA, pfd. ...............              Oil & Gas                      58,000           1,284,008
     Souza Cruz SA ..............................               Tobacco                       60,500             371,825
     Unibanco Uniao de Bancos
      Brasileiros SA, GDR .......................                Banks                       175,200           3,906,960
                                                                                                             -----------
                                                                                                              92,068,358
                                                                                                             -----------
     CHILE .1%
     Embotelladora Andina SA, A, pfd. ...........              Beverages                     140,400           1,368,900
    *Quinenco SA, ADR ...........................      Industrial Conglomerates                2,000              14,600
                                                                                                             -----------
                                                                                                               1,383,500
                                                                                                             -----------
     CHINA 4.9%
     China Eastern Airline Corp. Ltd., H ........              Airlines                   38,054,000           4,587,259
     China Everbright Ltd. ......................       Diversified Financials             6,990,000           5,243,946
    *China Mobile (Hong Kong) Ltd. ..............  Wireless Telecommunication Services     3,124,000          10,997,108
     China Petroleum &
      Chemical Corp., H (Sinopec) ...............              Oil & Gas                 108,038,000          14,824,684
     China Resources Enterprise Ltd. ............            Distributors                 13,220,000          12,375,975
     China Shipping Development Co. Ltd., H .....               Marine                     9,204,000           1,463,603
    *China Southern Airlines Co. Ltd., H ........              Airlines                   13,974,000           4,032,073
    *China Unicom Ltd. ..........................  Wireless Telecommunication Services     6,640,000           7,323,044
     Guangshen Railway Co. Ltd., H ..............             Road & Rail                  3,820,000             627,045
     PetroChina Co. Ltd., H .....................              Oil & Gas                  18,055,000           3,195,227
     Qingling Motors Co. Ltd., H ................             Automobiles                  9,308,000           1,384,648

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)



                                                               INDUSTRY                     SHARES     VALUE
    ------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     CHINA (CONT.)
     Sinopec Shanghai Petrochemical Co. Ltd. ....              Chemicals                  38,624,000 $ 3,467,212
     Sinopec Zhenhai Refining & Chemical Co.
      Ltd., H ...................................              Oil & Gas                   2,990,000     552,152
     TCL International Holdings Inc. ............         Household Durables               1,700,000     283,411
    *Travelsky Technology Ltd., H ...............      IT Consulting & Services            1,584,000   1,218,798
     Tsingtao Brewery Co. Ltd., H ...............              Beverages                      80,000      20,519
                                                                                                     -----------
                                                                                                      71,596,704
                                                                                                     -----------
     COLOMBIA .5%
     Compania Nacional de Chocolates SA .........            Food Products                 1,649,253   4,536,804
     Compania Suramericana de Inversiones SA ....       Diversified Financials             5,372,503   2,830,737
                                                                                                     -----------
                                                                                                       7,367,541
                                                                                                     -----------
     CROATIA .4%
     Pliva D D, GDR, Reg S ......................           Pharmaceuticals                  618,650   6,403,028
                                                                                                     -----------
     CZECH REPUBLIC 1.1%
     CEZ AS .....................................         Electric Utilities               5,658,310  12,284,105
     Philip Morris CR AS ........................               Tobacco                       16,734   3,999,983
                                                                                                     -----------
                                                                                                      16,284,088
                                                                                                     -----------
     EGYPT .7%
    *Al Ahram Beverages Co., GDR ................              Beverages                     390,544   2,745,524
     Commercial International Bank Ltd. .........                Banks                     1,153,029   7,026,546
                                                                                                     -----------
                                                                                                       9,772,070
                                                                                                     -----------
     ESTONIA .4%
     Hansabank Ltd. .............................                Banks                       627,400   5,773,713
                                                                                                     -----------
     FINLAND .3%
     Hartwall OYJ, A ............................              Beverages                     186,310   3,798,893
                                                                                                     -----------
     GREECE .4%
     Coca-Cola Hellenic Bottling Company SA .....              Beverages                     111,100   1,602,561
     Hellenic Telecommunications
      Organization SA ...........................  Diversified Telecommunication Services    287,670   4,687,390
                                                                                                     -----------
                                                                                                       6,289,951
                                                                                                     -----------
     HONG KONG 7.9%
     Beijing Enterprises Holdings Ltd. ..........      Industrial Conglomerates            3,464,000   4,264,560
     Cheung Kong Holdings Ltd. ..................             Real Estate                  1,916,000  19,902,409
     Cheung Kong Infrastructure Holdings Ltd. ...       Construction Materials             1,000,000   1,558,122
     China Merchants Holdings
      International Co. Ltd .....................      Industrial Conglomerates           17,446,000  11,186,417
     China Travel International Investment
      Hong Kong Ltd. ............................   Hotels Restaurants & Leisure           5,714,000   1,179,754
     Citic Pacific Ltd. .........................      Industrial Conglomerates           10,107,500  22,488,907
     Cosco Pacific Ltd. .........................    Transportation Infrastructure        20,232,000  10,443,109
     Dairy Farm International Holdings Ltd. .....        Food & Drug Retailing            12,143,304   7,893,148
     Hang Lung Development Co. Ltd. .............             Real Estate                  6,879,000   6,086,947
     Henderson Investment Ltd. ..................             Real Estate                  2,152,000   1,669,640
     Hutchison Whampoa Ltd. .....................      Industrial Conglomerates              640,000   6,176,061
     Jiangsu Expressway Co. Ltd. ................    Transportation Infrastructure         3,026,000     663,575

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)



                                                              INDUSTRY                       SHARES      VALUE
    --------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     HONG KONG (CONT.)
     Johnson Electric Holdings Ltd. ............         Electrical Equipment                 591,000 $    621,479
     Legend Holdings Ltd. ......................        Computers & Peripherals             4,838,000    2,466,199
     MTR Corp. Ltd. ............................              Road & Rail                   2,029,500    2,654,693
     Shanghai Industrial Holdings Ltd. .........       Industrial Conglomerates             4,037,000    7,403,207
     Sun Hung Kai Properties Ltd. ..............              Real Estate                     900,000    7,271,235
     Television Broadcasts Ltd. ................                 Media                        167,000      723,866
                                                                                                      ------------
                                                                                                       114,653,328
                                                                                                      ------------
     HUNGARY 2.1%
     Egis RT ...................................            Pharmaceuticals                    40,468    1,546,294
     Gedeon Richter Ltd. .......................            Pharmaceuticals                   152,329    8,342,770
     Matav RT ..................................   Diversified Telecommunication Services   2,199,750    7,244,578
     Mol Magyar Olaj-Es Gazipari RT ............               Oil & Gas                      713,700   12,908,128
                                                                                                      ------------
                                                                                                        30,041,770
                                                                                                      ------------
     INDIA 2.9%
     Bajaj Auto Ltd. ...........................              Automobiles                     184,126    1,447,004
     Grasim Industries Ltd. ....................       Industrial Conglomerates             1,161,629    6,615,166
     Gujarat Ambuja Cements Ltd. ...............        Construction Materials                289,595    1,140,783
     Hindalco Industries Inc. ..................            Metals & Mining                    68,688      911,377
     Hindustan Petroleum Corporation Ltd. ......               Oil & Gas                      385,329    1,115,552
     Hughes Software Systems Ltd. ..............       IT Consulting & Services               293,888    1,787,585
     ITC Ltd. ..................................                Tobacco                       384,486    5,396,519
     Mahanagar Telephone Nigam Ltd. ............   Diversified Telecommunication Services     859,916    2,261,579
     Reliance Industries Ltd. ..................               Chemicals                       95,400      603,719
     Satyam Computers Services Ltd. ............       IT Consulting & Services             1,611,000    7,894,635
    *Tata Engineering & Locomotive Co. .........              Automobiles                   1,051,504    2,176,277
     Tata Power Co. Ltd. .......................          Electric Utilities                  503,681    1,248,757
     Videsh Sanchar Nigam Ltd. .................   Diversified Telecommunication Services     499,301    2,135,646
     Zee Telefilms Ltd. ........................                 Media                      3,022,700    6,998,848
                                                                                                      ------------
                                                                                                        41,733,447
                                                                                                      ------------
     INDONESIA 4.1%
    *PT Gudang Garam TBK .......................                Tobacco                     4,516,250    3,756,304
     PT Hanjaya Mandala Sampoerna TBK ..........                Tobacco                     4,052,500    1,246,923
    *PT Indocement Tunggal Prakarsa TBK ........        Construction Materials              7,573,000      509,721
     PT Indofoods Sukses Makmur TBK ............             Food Products                120,440,650    7,238,020
     PT Indosat (Persero) TBK ..................   Diversified Telecommunication Services  12,537,750   11,392,475
     PT Semen Gresik (Persero) TBK .............        Construction Materials              3,093,013    1,635,728
     PT Telekomunikasi Indonesia TBK, B ........   Diversified Telecommunication Services 109,532,810   33,702,403
     PT Timah TBK ..............................            Metals & Mining                 6,315,500      261,122
                                                                                                      ------------
                                                                                                        59,742,696
                                                                                                      ------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)


                                                            INDUSTRY                         SHARES      VALUE
    --------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
    *ISRAEL .4%
     ECtel Ltd. ................................   Diversified Telecommunication Services     101,400 $  1,756,248
     IDB Development Corp. Ltd. ................        Diversified Financials                  9,980      294,740
     Lumenis Ltd. ..............................   Health Care Equipment & Supplies           200,700    3,953,790
                                                                                                      ------------
                                                                                                         6,004,778
                                                                                                      ------------
     MALAYSIA .8%
     Genting Bhd. ..............................     Hotels Restaurants & Leisure           3,853,200   10,647,000
     Resorts World Bhd. ........................     Hotels Restaurants & Leisure             360,000      582,632
     SIME Darby Bhd. ...........................       Industrial Conglomerates               132,000      170,210
                                                                                                      ------------
                                                                                                        11,399,842
                                                                                                      ------------
     MEXICO 7.1%
     Cemex SA ..................................        Construction Materials              4,426,343   22,207,752
     DESC SA de CV DESC, B .....................       Industrial Conglomerates             3,824,270    2,039,666
     Fomento Economico Mexicano SA de CV Femsa .               Beverages                      412,790   14,261,895
    *Grupo Carso SA de CV ......................       Industrial Conglomerates             3,114,800   10,361,717
    *Grupo Financiero Banorte SA de CV, O ......                 Banks                        409,500      857,098
     Kimberly Clark de Mexico SA de CV, A ......        Paper & Forest Products            13,642,150   40,918,266
    *Organizacion Soriana SA de CV, B ..........           Multiline Retail                   453,000    1,225,326
     Telefonos de Mexico SA
      de CV (Telmex), L, ADR ...................   Diversified Telecommunication Services     304,337   10,657,882
     Tubos de Acero de Mexico SA, ADR ..........      Energy Equipment & Services               3,700       33,078
                                                                                                      ------------
                                                                                                       102,562,680
                                                                                                      ------------
     PERU .1%
     Credicorp Ltd. ............................                 Banks                        219,000    1,916,250
                                                                                                      ------------
     PHILIPPINES 1.4%
     San Miguel Corp., B .......................               Beverages                   20,358,190   20,713,275
                                                                                                      ------------
     POLAND 2.4%
     Bank Rozwoju Eksportu SA ..................                 Banks                         71,351    2,130,338
     Polski Koncern Naftowy Orlen SA ...........               Oil & Gas                    5,110,190   24,567,289
    *Telekomunikacja Polska SA .................   Diversified Telecommunication Services   2,228,195    7,893,104
                                                                                                      ------------
                                                                                                        34,590,731
                                                                                                      ------------
     PORTUGAL
     Sonae SGPS SA .............................       Industrial Conglomerates               187,292      135,080
                                                                                                      ------------
     RUSSIA 3.1%
     GUM Trade House ...........................           Multiline Retail                 1,340,300    1,916,629
     Lukoil Holdings, ADR ......................               Oil & Gas                      340,743   16,669,148
     Mosenergo, ADR ............................          Electric Utilities                  983,950    4,044,034
     Rostelecom, ADR ...........................   Diversified Telecommunication Services     911,071    4,764,901
     Rostelekom, pfd. ..........................   Diversified Telecommunication Services   1,669,600      805,749
     Unified Energy Systems ....................          Electric Utilities              111,271,200   17,502,960
                                                                                                      ------------
                                                                                                        45,703,421
                                                                                                      ------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)


                                                            INDUSTRY                        SHARES      VALUE
    -------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SINGAPORE 4.6%
    *Chartered Semiconductor Manufacturing Ltd. .  Semiconductor Equipment & Products        299,000 $    793,447
     City Developments Ltd. .....................             Real Estate                  1,313,000    4,302,004
     Creative Technology Ltd. ...................       Computers & Peripherals               10,500       84,159
     Cycle & Carriage Ltd. ......................            Distributors                    764,747    1,275,614
     Datacraft Asia Ltd . .......................      Communications Equipment              627,000    1,366,860
     DBS Group Holdings Ltd. ....................                Banks                       119,000      889,358
     Fraser And Neave Ltd. ......................              Beverages                   5,475,550   22,536,789
     Keppel Corp., Ltd. .........................       Diversified Financials             8,150,400   12,535,682
     Sembcorp Marine Ltd. .......................              Machinery                   5,894,000    2,633,387
     Singapore Airlines Ltd. ....................              Airlines                    1,296,000    7,720,552
    *Singapore Press Holdings Ltd. ..............                Media                       434,000    5,123,856
     Singapore Telecommunications Ltd. ..........  Diversified Telecommunication Services  7,690,000    7,329,759
                                                                                                     ------------
                                                                                                       66,591,467
                                                                                                     ------------
     SLOVAK REPUBLIC .3%
     Slovnaft AS ................................              Oil & Gas                     209,104    3,701,773
                                                                                                     ------------
     SOUTH AFRICA 13.2%
     Alexander Forbes Ltd. ......................       Diversified Financials                86,500      113,218
     Anglo American PLC .........................           Metals & Mining                  289,844    4,426,796
     Barloworld Ltd. ............................      Industrial Conglomerates            4,475,350   21,863,736
     Firstrand Ltd. .............................                Banks                    10,164,000    6,312,780
     Gold Fields Ltd. ...........................           Metals & Mining                1,423,482    6,823,695
     Imperial Holdings Ltd. .....................          Specialty Retail                1,103,638    5,189,261
     Johnnic Holdings Ltd. ......................       Diversified Financials               315,300    1,167,096
     Liberty Group Ltd. .........................              Insurance                   1,487,712    6,846,328
     Nampak Ltd. ................................       Containers & Packaging               774,000      761,417
     Old Mutual PLC .............................              Insurance                   9,853,670   12,548,335
     Remgro Ltd. ................................      Industrial Conglomerates            3,824,670   20,725,598
     Reunert Ltd. ...............................  Electronic Equipment & Instruments      2,042,300    3,286,068
     Sanlam Ltd. ................................              Insurance                  11,695,000    8,960,154
     Sasol Ltd. .................................              Oil & Gas                   2,448,173   21,512,083
     South African Breweries PLC ................              Beverages                   7,537,763   49,644,292
     Tiger Brands Ltd. ..........................            Food Products                 2,822,466   14,118,213
     Tongaat-Hulett Group Ltd. ..................            Food Products                 1,503,590    6,768,976
                                                                                                     ------------
                                                                                                      191,068,046
                                                                                                     ------------
     SOUTH KOREA 6.2%
     Cheil Jedang Corp. .........................            Food Products                   260,890    9,831,789
     Daelim Industrial Co. ......................     Construction & Engineering             243,010    2,543,881
     Hankook Tire Co. Ltd. ......................           Auto Components                  340,000      639,360
     Hyundai Motor Co. Ltd. .....................             Automobiles                    170,950    3,500,994
     Jahwa Electronics Co. Ltd. .................  Electronic Equipment & Instruments         65,550      424,191
    *Kangwon Land Inc. ..........................    Hotels Restaurants & Leisure             28,117    2,836,317
     Kookmin Bank ...............................                Banks                        60,400    2,290,004
     Korea Electric Power Corp. .................         Electric Utilities                 427,419    7,061,281
    *LG Household & Health Care Ltd. ............         Household Products                  81,030    1,782,845

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)


                                                                 INDUSTRY                   SHARES      VALUE
    -------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SOUTH KOREA (CONT.)
     Samsung Electro-Mechanics Co. ..............  Electronic Equipment & Instruments        124,530 $  4,152,580
     Samsung Electronics Co. Ltd. ...............  Semiconductor Equipment & Products        141,942   30,149,842
     Samsung Fine Chemicals .....................              Chemicals                     192,190    2,048,466
     Samsung Fire & Marine Insurance Co. Ltd. ...              Insurance                      22,650      965,664
    *Samsung Heavy Industries Co. Ltd. ..........              Machinery                     513,040    1,466,666
     Samsung SDI Co. Ltd. .......................  Electronic Equipment & Instruments         51,268    2,263,832
     Samsung Securities Co. Ltd. ................       Diversified Financials               180,070    6,559,840
     SK Corp. ...................................              Oil & Gas                     427,100    4,861,169
     SK Telecom Co. Ltd. ........................  Wireless Telecommunication Services        34,440    7,026,966
                                                                                                     ------------
                                                                                                       90,405,687
                                                                                                     ------------
    *SPAIN
     Telefonica SA ..............................  Diversified Telecommunication Services     18,500      247,580
                                                                                                     ------------
     TAIWAN 9.0%
     Acer Communications & Multimedia Inc. ......       Computers & Peripherals            3,566,000    5,095,742
    *Advanced Semiconductor Engineering Inc. ....  Semiconductor Equipment & Products      4,394,000    4,081,309
     Advantech Co. Ltd. .........................       Computers & Peripherals            1,768,000    4,547,585
     Asustek Computer Inc. ......................       Computers & Peripherals            1,818,000    7,949,528
    *Bank Sinopac ...............................                Banks                     2,181,000      910,049
     China Motor Co. Ltd. .......................             Automobiles                  1,765,000    1,160,189
     Chinatrust Commercial Bank .................                Banks                     4,153,000    2,492,512
     Chunghwa Telcom Co. Ltd. ...................  Diversified Telecommunication Services  1,199,000    1,781,881
     CMC Magnetics Corp. ........................       Computers & Peripherals            8,750,000    6,501,858
     Compal Electronics Inc. ....................       Computers & Peripherals            2,843,000    3,591,329
    *Compeq Manufacturing Co. Ltd. ..............       Computers & Peripherals            2,259,000    3,292,626
     D-Link Corp. ...............................      Communications Equipment            3,304,000    5,476,765
     Elan Microelectronics Corp. ................              Software                    4,852,000    5,990,466
     Formosa Plastic Corp. ......................              Chemicals                   7,939,000    7,283,278
    *Fubon Group Co. Ltd. .......................       Diversified Financials             5,113,859    4,443,021
     Giant Manufacturing Co. ....................    Leisure Equipment & Products          2,963,000    2,836,825
     International Commercial Bank of China .....                Banks                     4,444,000    2,705,264
    *Macronix International Co. Ltd. ............  Semiconductor Equipment & Products         87,000       66,885
    *Pacific Electric Wire & Cable Co. Ltd. .....        Electrical Equipment             16,254,000    3,716,262
     Phoenixtec Power Co. Ltd. ..................        Electrical Equipment              2,183,000    1,634,598
    *Pou Chen Corp. .............................         Textiles & Apparel               1,899,000    1,568,479
    *Procomp Informatics Co. Ltd. ...............              Machinery                   4,620,000    8,714,490
     Ritek Corp. ................................       Computers & Peripherals           10,010,000   10,785,281
    *Siliconware Precision Industries Co. Ltd. ..  Semiconductor Equipment & Products      7,522,000    6,642,749
     Sunplus Technology Company Ltd. ............  Semiconductor Equipment & Products        489,000    1,509,345
    *Taiwan Cement Corp. ........................       Construction Materials               625,000      152,722
     Taiwan Glass Industrial Corp. ..............          Building Products               3,306,000    2,078,651
     UNI-President Enterprises Corp. ............            Food Products                 8,647,000    3,150,879
    *United Microelectronics Corp. ..............  Semiconductor Equipment & Products      3,059,000    4,458,674
    *Wintek Corp. ...............................  Electronic Equipment & Instruments      4,488,000    3,283,590
    *Yageo Corp. ................................  Electronic Equipment & Instruments      7,147,000    5,269,866
    *Yuanta Core Pacific Securities Co. .........       Diversified Financials            10,760,000    7,411,146
                                                                                                     ------------
                                                                                                      130,583,844
                                                                                                     ------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)


                                                                INDUSTRY                  SHARES          VALUE
    ----------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     THAILAND 5.3%
    *American Standard Sanitaryware
      Public Co. Ltd., fgn. .....................         Building Products                   284,200 $      687,529
    *Bangkok Bank Public Co. Ltd., fgn. .........                Banks                      7,029,190      7,826,986
     Electricity Generating Public Co.
      Ltd., fgn. ................................         Electric Utilities                1,005,600        835,537
     Hana Microelectronics Co. Ltd., fgn. .......  Electronic Equipment & Instruments         771,100      1,290,106
     PTT Exploration & Production
      Public Co. Ltd., fgn. .....................              Oil & Gas                    4,173,600     10,568,465
    *Shin Corporation Public Co. Ltd., fgn. .....  Wireless Telecommunication Services     31,397,000     11,073,778
    *Siam Cement Public Co. Ltd. ................       Construction Materials                784,150      8,226,217
    *Siam Cement Public Co. Ltd., fgn. ..........       Construction Materials                929,415     11,094,984
    *Siam Commercial Bank, 5.25%,
      cvt., fgn., pfd. ..........................                Banks                     29,104,700     11,120,720
     Siam Makro Public Company Ltd., fgn. .......          Multiline Retail                   380,900        340,166
    *Thai Farmers Bank Public Co. Ltd. ..........                Banks                      1,501,886        631,587
    *Thai Farmers Bank Public Co. Ltd., fgn. ....                Banks                     27,600,814     13,603,838
                                                                                                      --------------
                                                                                                          77,299,913
                                                                                                      --------------
     TURKEY 7.0%
     Akbank                                                      Banks                 10,084,768,337     31,883,096
     Anadolu Efes Biracilik ve Malt Sanayii AS ..              Beverages                    3,122,000         77,245
     Arcelik AS, Br. ............................         Household Durables              938,421,750      9,835,692
    *Dogan Sirketler Grubu Holding AS ...........       Diversified Financials            422,370,000        660,407
    *Haci Omer Sabanci Holding AS ...............       Diversified Financials          1,121,271,981      6,088,002
     KOC Holding AS .............................       Diversified Financials            555,696,323     14,513,031
     Migros Turk T.A.S. .........................        Food & Drug Retailing             28,819,000      2,475,859
    *Tofas Turk Otomobil Fabrikasi AS ...........             Automobiles                  83,752,000        299,320
     Tupras-Turkiye Petrol Rafineleri AS ........              Oil & Gas                3,233,231,105     27,221,349
    *Turkcell Iletisim Hizmetleri AS ............  Wireless Telecommunication Services    103,558,959        889,682
    *Yapi ve Kredi Bankasi AS ...................                Banks                  2,380,750,000      7,281,333
                                                                                                      --------------
                                                                                                         101,225,016
                                                                                                      --------------
     UNITED KINGDOM .1%
     BHP Billiton PLC ...........................           Metals & Mining                   153,500        787,015
                                                                                                      --------------
     TOTAL LONG TERM INVESTMENTS
      (COST $1,535,301,095) .....................                                                      1,415,646,515
                                                                                                      --------------

                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                     -----------
     SHORT TERM INVESTMENTS (COST $30,304,549) 2.1%
     U.S. Treasury Bills,  1.685% to  2.200%, with maturities to 3/28/02 .........   $35,130,000     30,309,450
                                                                                                 --------------
     TOTAL INVESTMENTS (COST $1,565,605,644) 99.6% ...............................                1,445,955,965
     OTHER ASSETS, LESS LIABILITIES .4% ..........................................                    6,501,517
                                                                                                 --------------
     TOTAL NET ASSETS 100.0% .....................................................               $1,452,457,482
                                                                                                 ==============



     *Non-income producing.
     +The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2001 were $10,139,288.

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


Assets:
 Investments in securities, at value (cost $1,565,605,644) .............................   $1,445,955,965
 Cash ..................................................................................           55,454
 Foreign cash, at value (cost $8,596,772) ..............................................        8,377,814
 Receivables:
  Investment securities sold ...........................................................       16,169,868
  Fund shares sold .....................................................................        2,305,852
  Dividends and interest ...............................................................        1,640,623
                                                                                           ---------------
       Total assets ....................................................................    1,474,505,576
Liabilities:
 Payables:
  Investment securities purchased ......................................................        3,160,323
  Fund shares redeemed .................................................................       14,728,306
  To affiliates ........................................................................        3,386,420
 Accrued expenses ......................................................................          773,045
                                                                                           ---------------
      Total liabilities ................................................................       22,048,094
Net assets, at value ...................................................................   $1,452,457,482
                                                                                           ===============
Net assets consist of:
 Undistributed net investment income ...................................................   $    2,849,335
 Net unrealized depreciation ...........................................................     (119,803,709)
 Accumulated net realized loss .........................................................   (1,029,478,368)
 Beneficial shares .....................................................................    2,598,890,224
                                                                                           ---------------
Net assets, at value ...................................................................   $1,452,457,482
                                                                                           ===============
CLASS A:
 Net asset value per share ($1,221,011,295 / 123,598,606 shares outstanding) ...........            $9.88
                                                                                           ===============
 Maximum offering price per share ($9.88 / 94.25%) .....................................           $10.48
CLASS B:
 Net asset value and maximum offering price
  per share ($11,026,896 / 1,129,063 shares outstanding)* ..............................            $9.77
                                                                                           ===============
CLASS C:
 Net asset value per share ($139,098,749 / 14,290,969 shares outstanding)* .............            $9.73
                                                                                           ===============
 Maximum offering price per share ($9.73 / 99.00%) .....................................            $9.83
ADVISOR CLASS:
 Net asset value and maximum offering price
  per share ($81,320,542 / 8,263,455 shares outstanding) ...............................            $9.84
                                                                                           ===============



*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


Investment Income:
 (net of foreign taxes of $3,841,894)
 Dividends ................................................................  $  49,138,339
 Interest .................................................................      4,484,838
                                                                             --------------
      Total investment income .............................................                        $53,623,177
Expenses:
 Management fees (Note 3) .................................................     20,445,622
 Administrative fees (Note 3) .............................................      1,801,731
 Distribution fees (Note 3)
  Class A .................................................................      4,638,140
  Class B .................................................................        113,891
  Class C .................................................................      1,600,724
 Transfer agent fees (Note 3) .............................................      6,072,000
 Custodian fees ...........................................................      1,810,600
 Reports to shareholders ..................................................         83,000
 Professional fees ........................................................        128,900
 Trustees' fees and expenses ..............................................        177,700
 Other ....................................................................            100
                                                                             --------------
      Total expenses ......................................................                         36,872,408
                                                                                                 --------------
           Net investment income ..........................................                         16,750,769
                                                                                                 --------------
Realized and unrealized gains (losses): Net realized loss from:
  Investments .............................................................   (305,209,423)
  Foreign currency transactions ...........................................     (3,981,341)
                                                                             --------------
      Net realized loss (309,190,764) Net unrealized
       appreciation (depreciation)on:
  Investments .............................................................    195,884,323
  Translation of assets and liabilities denominated in foreign currencies .       (154,030)
                                                                             --------------
      Net unrealized appreciation .........................................                        195,730,293
                                                                                                 --------------
Net realized and unrealized loss ..........................................                       (113,460,471)
                                                                                                 --------------
Net decrease in net assets resulting from operations ......................                      $ (96,709,702)
                                                                                                 ==============

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                 2001                      2000
                                                                           -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................  $   16,750,769           $    13,636,678
  Net realized loss from investments and foreign currency transactions ..    (309,190,764)               (3,436,616)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities
   denominated in foreign currencies ....................................     195,730,293            (1,026,414,286)
                                                                           -----------------------------------------
      Net decrease in net assets resulting from operations ..............     (96,709,702)           (1,016,214,224)

 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................     (13,254,804)              (11,401,005)
   Class B ..............................................................         (11,382)                  (35,509)
   Class C ..............................................................         (20,442)                       --
   Advisor Class ........................................................      (1,225,539)               (1,834,297)
                                                                           -----------------------------------------
 Total distributions to shareholders ....................................     (14,512,167)              (13,270,811)
 Beneficial share transactions (Note 2):
  Class A ...............................................................    (194,562,296)             (605,706,002)
  Class B ...............................................................         409,057                 3,142,642
  Class C ...............................................................     (37,936,059)              (86,435,075)
  Advisor Class .........................................................     (27,198,412)               (6,660,665)
                                                                           -----------------------------------------
 Total beneficial share transactions ....................................    (259,287,710)             (695,659,100)
   Net decrease in net assets ...........................................    (370,509,579)           (1,725,144,135)

Net assets:
 Beginning of year ......................................................   1,822,967,061             3,548,111,196
                                                                           =========================================
 End of year ............................................................  $1,452,457,482           $ 1,822,967,061

Undistributed net investment income included in net assets:
 End of year ............................................................  $    2,849,335           $     4,332,115
                                                                           =========================================

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.


2. BENEFICIAL SHARES

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective January 1, 2002, a fifth class of shares, Class R was established. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------
                                                  2001                              2000
                                      -------------------------------------------------------------
                                          SHARES        AMOUNT            SHARES        AMOUNT
                                      -------------------------------------------------------------
CLASS A SHARES:
Shares sold .......................    108,715,591  $ 1,121,758,119   293,390,723  $ 3,760,790,958
Shares issued on
 reinvestment of distributions ....      1,135,129       11,593,524       702,526        9,823,079
Shares redeemed ...................   (128,689,232)  (1,327,913,939) (341,137,186)  (4,376,320,039)
                                      -------------------------------------------------------------
Net decrease ......................    (18,838,512) $  (194,562,296)  (47,043,937) $  (605,706,002)
                                      =============================================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)


2. BENEFICIAL SHARES (CONT.)

                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                           2001                              2000
                                                 -----------------------------------------------------------------
                                                   SHARES        AMOUNT            SHARES                AMOUNT
                                                 -----------------------------------------------------------------
CLASS B SHARES:
Shares sold ..................................      277,364  $  2,883,231         444,292           $   5,990,836
Shares issued on
 reinvestment of distributions ...............        1,046        10,277           2,225                  32,389
Shares redeemed ..............................     (251,473)   (2,484,451)       (240,263)             (2,880,583)
                                                 -----------------------------------------------------------------
Net increase .................................       26,937  $    409,057         206,254           $   3,142,642
                                                 =================================================================

                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                           2001                              2000
                                                 -----------------------------------------------------------------
                                                   SHARES         AMOUNT           SHARES                AMOUNT
                                                 -----------------------------------------------------------------
CLASS C SHARES:
Shares sold ..................................    2,360,267  $ 23,841,297       8,438,460           $ 109,438,375
Shares issued on
 reinvestment of distributions ...............        1,815        17,779              --                      --
Shares redeemed ..............................   (6,193,691)  (61,795,135)    (15,414,579)           (195,873,450)
                                                 -----------------------------------------------------------------
Net decrease .................................   (3,831,609) $(37,936,059)     (6,976,119)          $ (86,435,075)
                                                 =================================================================

                                                                YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                           2001                              2000
                                                 -----------------------------------------------------------------
                                                   SHARES         AMOUNT           SHARES                AMOUNT
                                                 -----------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ..................................    3,706,269  $ 37,730,040       7,203,891           $  93,880,774
Shares issued on
 reinvestment of distributions ...............      115,643     1,168,063         134,886               1,724,460
Shares redeemed ..............................   (6,472,419)  (66,096,515)     (8,612,623)           (102,265,899)
                                                 -----------------------------------------------------------------
Net decrease .................................   (2,650,507) $(27,198,412)     (1,273,846)          $  (6,660,665)
                                                 =================================================================

 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
         0.150%   First $200 million
         0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
         0.075%   Over $1.2 billion

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)



 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31, 2001, there were unreimbursed costs of $232,048. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $327,197 and $151,230, respectively.


4. INCOME TAXES

At December 31, 2001, the cost of investments, net unrealized depreciation and undistributed ordinary income for income tax purposes were as follows:

   Cost of investments ..........................  $1,618,787,039
                                                   ===============
   Unrealized appreciation ......................     148,576,389
   Unrealized depreciation ......................    (321,407,463)
                                                   ---------------
   Net unrealized depreciation ..................  $ (172,831,074)
                                                   ===============

   Distributable earnings - ordinary income .....  $    3,954,709
                                                   ===============

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ..........................    $ 44,971,158
                  2007 ..........................     548,121,432
                  2008 ..........................      18,868,811
                  2009 ..........................     313,342,680
                                                     ------------
                                                     $925,304,081
                                                     ============

At December 31, 2001, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2001 of $50,993,459 and $1,104,806, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $927,510,099 and $1,155,222,120, respectively.

TEMPLETON DEVELOPING MARKETS TRUST
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton Developing Markets Trust


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
January 31, 2002

TEMPLETON DEVELOPING MARKETS TRUST
Tax Designation


At December 31, 2001, more than 50% of the Templeton Developing Markets Trust's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record on December 6, 2001.

                     CLASS A                 CLASS B                CLASS C                ADVISOR CLASS
           ----------------------------------------------------------------------------------------------------
                FOREIGN    FOREIGN      FOREIGN    FOREIGN     FOREIGN     FOREIGN      FOREIGN    FOREIGN
                TAX PAID SOURCE INCOME  TAX PAID SOURCE INCOME TAX PAID  SOURCE INCOME  TAX PAID SOURCE INCOME
COUNTRY        PER SHARE  PER SHARE    PER SHARE  PER SHARE   PER SHARE   PER SHARE    PER SHARE  PER SHARE
---------------------------------------------------------------------------------------------------------------
Argentina      $0.0000     $0.0040      $0.0000    $0.0022     $0.0000    $0.0019      $0.0000      $0.0050
Austria         0.0011      0.0026       0.0011     0.0015      0.0011     0.0013       0.0011       0.0033
Brazil          0.0055      0.0138       0.0055     0.0076      0.0055     0.0067       0.0055       0.0175
China           0.0000      0.0038       0.0000     0.0021      0.0000     0.0018       0.0000       0.0048
Colombia        0.0000      0.0022       0.0000     0.0012      0.0000     0.0011       0.0000       0.0028
Croatia         0.0000      0.0005       0.0000     0.0003      0.0000     0.0002       0.0000       0.0006
Czech Republic  0.0007      0.0018       0.0007     0.0010      0.0007     0.0009       0.0007       0.0023
Estonia         0.0001      0.0001       0.0001     0.0000      0.0001     0.0000       0.0001       0.0001
Egypt           0.0000      0.0033       0.0000     0.0018      0.0000     0.0016       0.0000       0.0042
Finland         0.0000      0.0001       0.0000     0.0000      0.0000     0.0000       0.0000       0.0001
Greece          0.0000      0.0010       0.0000     0.0005      0.0000     0.0005       0.0000       0.0012
Hong Kong       0.0000      0.0061       0.0000     0.0033      0.0000     0.0030       0.0000       0.0077
Hungary         0.0003      0.0006       0.0003     0.0003      0.0003     0.0003       0.0003       0.0007
India           0.0000      0.0022       0.0000     0.0012      0.0000     0.0011       0.0000       0.0028
Indonesia       0.0022      0.0053       0.0022     0.0029      0.0022     0.0026       0.0022       0.0067
Israel          0.0000      0.0000       0.0000     0.0000      0.0000     0.0000       0.0000       0.0001
Korea (South)   0.0038      0.0083       0.0038     0.0046      0.0038     0.0040       0.0038       0.0105
Malaysia        0.0004      0.0005       0.0004     0.0003      0.0004     0.0002       0.0004       0.0006
Mexico          0.0031      0.0247       0.0031     0.0135      0.0031     0.0123       0.0031       0.0313
Peru            0.0000      0.0001       0.0000     0.0000      0.0000     0.0000       0.0000       0.0001
Philippines     0.0007      0.0010       0.0007     0.0005      0.0007     0.0005       0.0007       0.0012
Poland          0.0004      0.0010       0.0004     0.0006      0.0004     0.0005       0.0004       0.0013
Russia          0.0004      0.0009       0.0004     0.0005      0.0004     0.0004       0.0004       0.0011
Singapore       0.0038      0.0116       0.0038     0.0064      0.0038     0.0056       0.0038       0.0146
Slovac Republic 0.0001      0.0003       0.0001     0.0002      0.0001     0.0001       0.0001       0.0004
South Africa    0.0003      0.0239       0.0003     0.0131      0.0003     0.0117       0.0003       0.0303
Taiwan          0.0003      0.0002       0.0003     0.0001      0.0003     0.0001       0.0003       0.0002
Thailand        0.0003      0.0019       0.0003     0.0010      0.0003     0.0009       0.0003       0.0024
Turkey          0.0000      0.0059       0.0000     0.0032      0.0000     0.0029       0.0000       0.0075
United Kingdom  0.0001      0.0019       0.0001     0.0010      0.0001     0.0009       0.0001       0.0024
Venezuela       0.0000      0.0005       0.0000     0.0003      0.0000     0.0002       0.0000       0.0006
           ----------------------------------------------------------------------------------------------------
TOTAL          $0.0236     $0.1301      $0.0236    $0.0712     $0.0236    $0.0633      $0.0236      $0.1644
           ====================================================================================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TRUSTEES AND OFFICERS


The name, age and address of the Trust's board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.


INDEPENDENT TRUSTEES                                                       NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                LENGTH OF              COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION       TIME SERVED                BY TRUSTEE    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)            Trustee        Trustee                   139            Director, RBC Holdings, Inc. (bank holding
500 East Broward Blvd.                          since 1992                               company) and Bar-S Foods (meat packing
Suite 2100                                                                               company).
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)           Trustee        Trustee                   20             None
500 East Broward Blvd.                          since 1991
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; and Director and
President, Provo Power Company Ltd. and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)         Trustee        Trustee                   140            None
500 East Broward Blvd.                          since 1992
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (78)        Trustee        Trustee                   31             None
500 East Broward Blvd.                          since 1993
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd
College (1991-present); and FORMERLY, Chairman and Director, Precise Power
Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc.
(1994-1997), and Chairman of the Board and Chief Executive Officer, Florida
Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

                                                                           NUMBER OF
                                                                      PORTFOLIOS IN FUND
                                                LENGTH OF              COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION       TIME SERVED                BY TRUSTEE    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (49)            Trustee        Trustee                   85             Director, Amerada Hess Corporation
500 East Broward Blvd.                          since 1996                               (exploration and refining of oil and gas),
Suite 2100                                                                               Hercules Incorporated (chemicals, fibers
Fort Lauderdale, FL  33394-3091                                                          and resins), Beverly Enterprises, Inc.
                                                                                         health care), H.J. Heinz Company
                                                                                         (processed foods and allied products), RTI
                                                                                         International Metals, Inc. (manufacture and
                                                                                         distribution of titanium), Digex
                                                                                         Incorporated (web hosting provider), and
                                                                                         Canadian National Railway (railroad).
                                                                                         Director, Amerada Hess Corporation
                                                                                         (exploration and refining of oil and gas),
                                                                                         Hercules Incorporated (chemicals, fibers
                                                                                         and resins), Beverly Enterprises, Inc.
                                                                                         (health care), H.J. Heinz Company
                                                                                         (processed foods and allied products), RTI
                                                                                         International Metals, Inc. (manufacture and
                                                                                         distribution of titanium), Digex
                                                                                         Incorporated (web hosting provider), and
                                                                                         Canadian National Railway (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (72)            Trustee        Trustee                   25             None
500 East Broward Blvd.                          since 1995
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)           Trustee        Trustee                   139            Director, Martek Biosciences Corporation,
500 East Broward Blvd.                          since 1993                               WorldCom, Inc.(communications services),
Suite 2100                                                                               MedImmune, Inc.(biotechnology),
Fort Lauderdale, FL  33394-3091                                                           Overstock.com (Internet services), and
                                                                                         Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and
FORMERLY, Chairman, White River Corporation (financial services) (until 1998)
and Hambrecht & Quist Group (investment banking) (until 1992) and President,
National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (72)            Trustee        Trustee                   31             None
500 East Broward Blvd.                          since 1992
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations, and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978), Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                   Trustee        Trustee                   21             None
TSERETOPOULOS (47)                              since 1991
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS                                         NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                LENGTH OF             COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION       TIME SERVED               BY TRUSTEE     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (71)         Trustee        Trustee                   66             Director, Amerada Hess Corporation
500 East Broward Blvd.                          since 1993                               (exploration and refining of oil and gas),
Suite 2100                                                                               C2, Inc. (operating and investment
Fort Lauderdale, FL  33394-3091                                                          business), and H.J. Heinz Company
                                                                                         (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas
Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present); Director, Templeton Capital Advisors Ltd., and Franklin
Templeton Investment Fund; and FORMERLY, Secretary of the United States
Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April
1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**+CHARLES B. JOHNSON (68)       Trustee        Trustee                   139            None
One Franklin Parkway             and Vice       since 1995 and
San Mateo, CA 94403-1906         President      Vice President
                                                since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**+CHARLES E. JOHNSON (45)       Trustee        Trustee                   38             None
One Franklin Parkway             and Vice       since 1993
San Mateo, CA 94403-1906         President      Vice President
                                                since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources,
Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.;
and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)             Vice           Since 1996          Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (37)          Vice           Since 2001          Not Applicable       None
P.O. Box N-7759                  President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                LENGTH OF             COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION       TIME SERVED               BY TRUSTEE     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)          Vice           Since 1991          Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)               Vice           Since 2000          Not Applicable       None
One Franklin Parkway             and
San Mateo, CA 94403-1906         Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)            Vice           Vice                Not Applicable       None
One Franklin Parkway             President      President
San Mateo, CA 94403-1906         and            since 2000
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resoassachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
+RUPERT H. JOHNSON, JR. (61)     Vice           Since 1996          Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (61)                 Vice           Since 1994          Not Applicable       None
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services, LLC; officer of 23 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                        NUMBER OF
                                                                    PORTFOLIOS IN FUND
                                                LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION      TIME SERVED             BY TRUSTEE      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (65)                 President      Since 1991          Not Applicable       None
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987), and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)          Treasurer      Since 2000          Not Applicable       None
500 East Broward Blvd.,
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC, and officer of 19 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)           Vice           Since 2000          Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906         and
                                 Assistant
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of  the  investment  companies  in  Franklin  Templeton  Investments;  and
FORMERLY,  Chief Executive  Officer and Managing  Director,  Templeton  Franklin
Investment  Services  (Asia) Limited (until 2000) and Director,  Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles E. Johnson is considered an interested person of the Trust due to his position as an officer of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.
(DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.
+Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's trustees and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

[LOGO OMITTED]
FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
TEMPLETON DEVELOPING MARKETS TRUST


AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105


PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com


SHAREHOLDER SERVICES
1-800/632-2301



This report must be preceded or accompanied by the current Templeton Developing Markets Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in the shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.







711 A2001 02/02             [RECYCLE LOGO OMITTED] Printed on recycled paper